SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
30.	SUBSEQUENT EVENTS

Subsequent to December 31, 2011, the Group obtained additional short-term and long-term bank borrowings (Note 16).

In January 2012, the Company repurchased 173,570 ADSs (694,280 shares) but have not been retired with total consideration of RMB 5.5 million (US$0.9 million).

On April 17, 2012, the Company registered unsecured one-year short-term bonds with an aggregate principal amount of RMB300 million with the the PRC National Association of Financial Market Institutional Investors (“NAFMII”). The short-term bonds which the Company expects to issue on April 23, 2012 will bear a fixed annual interest rate determined on the issuance date and will mature on April 23, 2013. Industrial Bank Co., Ltd. Will act as the lead underwriter and bookrunner for the short-term bonds with standby commitment. The proceeds will be used as working capital.